RIOT

# Riot Blockchain, Inc.

NASDAQ: RIOT / MAR 17, 2022

# FORWARD LOOKING STATEMENTS

Statements in this presentation that are not historical facts are forward-looking statements that reflect management's current expectations, assumptions, and estimates of future performance and economic conditions. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as "anticipates," "believes," "plans," "expects," "intends," "will," "potential," "hope," and similar expressions are intended to identify forward-looking statements.

These forward-looking statements may include, but are not limited to, statements about the benefits of acquisitions, including financial and operating results, and the Company's plans, objectives, expectations, and intentions. Among the risks and uncertainties that could cause actual results to differ from those expressed in forward-looking statements include, but are not limited to: unaudited estimates of Bitcoin production; our future hash rate growth (EH/s); our expected schedule of new miner deliveries; our ability to successfully deploy new miners; MW capacity under development; we may not be able to realize the anticipated benefits from immersion-cooling; the integration of acquired businesses may not be successful, or such integration may take longer or be more difficult, time-consuming or costly to accomplish than anticipated; failure to otherwise realize anticipated efficiencies and strategic and financial benefits from our acquisitions; and the impact of COVID-19 on us, our customers, or on our suppliers in connection with our estimated timelines.

Detailed information regarding other factors that may cause actual results to differ materially from those expressed or implied by statements in this presentation may be found in the Company's filings with the U.S. Securities and Exchange Commission (the "SEC"), including in the sections entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and our other filings with the SEC, copies of which may be obtained from the SEC's website at www.sec.gov. All forward-looking statements included in this presentation are made only as of the date of this presentation, and the Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this presentation are cautioned not to rely on forward-looking statements.

*Riot's mission* is to become one of the most relevant and significant companies supporting the Bitcoin network and greater Bitcoin ecosystem

# INVESTMENT HIGHLIGHTS

A trailblazing US Bitcoin **mining platform**

Serves as a **public vehicle for investors seeking exposure** to Bitcoin

Clear and significantly **de-risked pathway** for expansion

Demonstrated **track record of success** across organization

Riot provides a best-in-class Bitcoin mining investment opportunity

# RIOT AT-A-GLANCE

| | |
|---|---|
| Ticker Symbol on NASDAQ | RIOT |
| Share Price | $18.43[1] |
| Shares Issued & Outstanding | 117.3 MILLION[2] |
| Avg. Daily Trading Volume | 9.88 MILLION[3] |
| Net Cash | $312.3 MILLION[4] |
| BTC Held on Balance Sheet | 5,783 BTC[5] |
| Current Riot Hashing Capacity | 3.9 EH/S[6] |
| Future Riot Hashing Capacity | 12.8 EH/S[7] |

| YEAR ENDED DEC 31, 2021 | |
|---|---|
| Total Bitcoin Mined | 3,812 |
| Total Revenue | $213.2 MILLION |
| Bitcoin Mining Revenue | $184.4 MILLION |
| Bitcoin Mining Direct Margin | 75.3% |
| Avg. Direct Cost / Bitcoin Mined | $11,949 |
| Net Income (loss) | $(7.9) MILLION |
| Adjusted EBITDA[8] | $82.4 MILLION[9] |

(1) As of 3/17/2022; (2) As of 3/8/2022; (3) As of 3/17/2022; (4) As of 12/31/21; (5) As of 3/1/22; (6) 3/3/22 press release; (7) Estimated by Jan 2023; (8) Non-GAAP figure defined on slide 28; (9) Non-GAAP figured reconciled to GAAP income on slide 28. Does not include adjustment for $36.5 million cryptocurrency impairment charge. Adjusted EBITDA is provided in addition to, and should not be considered to be a substitute for, or superior to, the comparable measure under U.S. GAAP.

# Riot:

## *a leader in Bitcoin mining*

## Riot's leading position is driven by North America's largest Bitcoin mining facility

# WHINSTONE US

**100 ACRES**
Rockdale, Texas

**750 MW**
total capacity

**2.7c/kWh[1]**
industry-leading power rate

**180+**
employees forming the talented execution team

(1) During second half of 2021, based on power strategy consisting of long-term PPA, ancillary services revenue, and real-time power procurement. Subject to change based on market conditions.

# A PROVEN LEADER IN **EXECUTION**

**2018**

Riot began mining Bitcoin at 12 MW Oklahoma City facility, which it operated until mid-2020

**2020**

Riot moved its entire mining fleet to Coinmint's Bitcoin mining hosting facility in Massena, NY, with over 51 MW currently live

**2021**

Acquired a 300 MW Bitcoin mining hosting facility in Rockdale, Texas

Acquired ESS Metron, a designer and producer of highly engineered electrical equipment

**2021+**

Initiated 400 MW expansion, building facility to 700 MW of Bitcoin mining infrastructure

# A LEADER IN
# DEVELOPED CAPACITY


DEVELOPED CAPACITY (MW)
600
500
400
300
200
100
0
457
400
119
116
109
106
105
29
20
NA
(1)
(2)
(3)
(4)
(5)
(6)
(7)
(8)
(9)

(1) 3/7/21 press release; (2) December 2021 investor presentation; (3) 2/1/22 press release; (4) February 2022 investor presentation; (5) March 2021 merger presentation; (6) December 2021 investor presentation; (7) March 2022 investor presentation; (8) Company web site; (9) NA.

# A LEADER IN
# FUTURE CAPACITY



(MW)
700
600
500
400
300
200
100
0
2021 Q3
2021 Q4
2022 Q1
2022 Q2
2022 Q3
2022 Q4
HOSTING
RIOT SELF-MINING
AVAILABLE CAPACITY

In June 2021, Riot commenced a substantial expansion project at the Whinstone facility to more than double the site's capacity

- Four new buildings, totaling approximately **240,000 ft²** and adding **400 MW** of capacity
- Expansion is anticipated to provide the capacity to house approximately **112,000** S19 series Antminers when completed
- Buildings and critical infrastructure for expansion expected to be **completed Q2 2022**, with the final components of the buildout being completed in parallel with miner shipments

When completed, this expansion will increase Whinstone's industry-leading power capacity to 700 MW

**Note:** Forecast period estimates based on contracted capacity. For four-building 400 MW expansion, the two air-cooled buildings are estimated to cost $30 million per building development, inclusive of high-voltage transformer. The two immersion-cooled buildings are estimated to cost $50 million per building development, inclusive of high-voltage transformers. Final expenses for all buildings subject to market price for required goods and services.

# A LEADER IN
# SELF-MINED BITCOIN PRODUCTION



6,000
5,000
4,000
3,000
2,000
1,000
0
BTC MINED IN 2021
5,769
3,812
3,452
3,197
2,538
2,045
1,866
1,765
0
0
CORE SCIENTIFIC (1)
(2)
(3)
MARATHON (4)
(5)
argo (6)
(7)
HIVE (8)
Cipher (9)
TERAWULF (10)

(1) 1/5/22 press release; (2) 1/5/22 press release; (3) 1/3/22 press release; (4) 1/3/22 press release; (5) 1/5/22 and 2021 press releases; excludes October; (6) 1/7/22 press release; (7) 1/7/22 press release; (8) 1/10/22 press release; (9) N/A; (10) N/A.

# A LEADER IN
# HASH RATE DEPLOYED


HASH RATE DEPLOYED (EH/s)
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0
8.2
3.9
3.8
2.5
2.3
1.9
1.6
1.4
NA
NA
CORE SCIENTIFIC (1)
(2)
MARATHON (3)
HUT 8 (4)
Bitfarms (5)
HIVE (6)
argo (7)
(8)
Cipher (9)
TERAWULF (10)

(1) 3/7/22 press release; (2) 3/4/22 press release; (3) 3/3/22 press release; (4) 1/1/22 press release; (5) 3/3/22 press release; (6) 2/4/22 press release; (7) As of January 2022; (8) 1/7/22 press release; (9) N/A; (10) N/A.

# ROBUST HASH RATE GROWTH

Since 2019, Riot has executed multiple long-term purchase orders with Bitmain, with expected monthly deliveries through Jan 2023

Riot's aggregate Bitcoin self-mining hash rate capacity estimated to reach:

**12.8 EH/s**
by Jan 2023



14
12
10
8
6
4
2
0
FEB-21
MAR-21
APR-21
MAY-21
JUN-21
JUL-21
AUG-21
SEP-21
OCT-21
NOV-21
DEC-21
JAN-22
FEB-22
MAR-22
APR-22
MAY-22
JUN-22
JUL-22
AUG-22
SEP-22
OCT-22
NOV-22
DEC-22
JAN-23
CURRENT HASH RATE
EXPANDING HASH RATE

# A LEADER IN
# COST OF PRODUCTION

H2 2021 average net power cost for Riot self-mining at Whinstone was 2.7c/kWh

**RIOT'S POWER STRATEGY INCLUDES:**

- Long-term, low-cost power purchase agreement
- Participation in grid revenue programs
- Real-time power procurement



POWER COST ($/MWh)
0
5
10
15
20
25
30
35
40
45
50
22
27
27
35
36
40
40
42
Greenidge(1)
Riot(2)
Cipher(3)
Hut 8(4)
Core(5)
Bitfarms(6)
Hive(7)
Marathon(8)

(1) Merger presentation as of March 22, 2021; (2) Power cost at Whinstone facility H2 2021; (3) Merger presentation as of March 2021; (4) Publicly disclosed rate for operational facility in Medicine Hat; (5) July 2021 merger presentation; (6) October 2021 investor presentation; (7) Quebec facility; September 2020 investor presentation; (8) Includes hosted machines; November 2021 investor presentation.

## A LEADER IN
# BITCOIN MINING TECHNOLOGY

- First industrial-scale immersion-cooled Bitcoin mining operation
- 200 MW of 400 MW expansion is committed to using immersion-cooling technology
- Helps machines run at significantly cooler operating temperatures than traditional air-cooling, resulting in increased hash rate and improved financial output

**PROLONGED MACHINE LIFE WITH REDUCED MAINTENANCE REQUIREMENTS** + **INCREASED HASH RATE OF MACHINE** = **IMPROVED FINANCIAL OUTPUT**

# VERTICAL INTEGRATION IS A SUPERIOR LONG-TERM STRATEGY

More direct control over own infrastructure drives superior financial returns and greater financial flexibility

### 1ST STRATEGIC BENEFIT
## CONTROL

More Control over Business

- Development
- Deployment
- Security
- Suppliers

→

### 2ND STRATEGIC BENEFIT
## FINANCIAL

Superior Financial Profile

- Better long-term IRR, payback period, and profitability
- Potential greater balance sheet flexibility
- Institutional financial clients

# 1ST BENEFIT IN ACTION:
# CONTROL

**COST RISK**
Ability to "plug in" miners upon arrival at known cost (do not need to constantly negotiate with hosting providers)

**SUPPLIER RISK**
No reliance on third-party hosting providers, limiting counter-party risk

**EXECUTION RISK**
Control over infrastructure development timelines to match deployment schedule of miners

**MARKET RISK**
Low production cost provides substantial downside protection during market corrections

**SECURITY RISK**
24/7 on-site monitoring of cyber and physical operations

**FINANCIAL RISK**
If desired, infrastructure affords an alternative financing source with a substantially lower cost of capital than miner financing

# 2ND BENEFIT IN ACTION:
# SUPERIOR FINANCIAL PROFILE


MONTHLY MINING PROFIT ($ IN MILLIONS)
$30
$20
$10
$0
Vertical Integration Mining Profit
Non-Vertical Integration Mining Profit
Vertical Integration IRR
Non-Vertical Integration IRR

| | 5-Year IRR | Payback | Time Until Machines Turn Off | Cumulative Profit Until Turn Off |
|---|---|---|---|---|
| VERTICAL INTEGRATION | 125% | 11.1 months | ~76 months | ~$518mm |
| NON-VERTICAL INTEGRATION | 105% | 12.5 months | ~64 months | ~$480mm |

**Note:** Estimated; see page 27 in Appendix for detailed outline of key assumptions underlying analysis.

# MANAGEMENT & BOARD

Unique, Bitcoin-focused strategic vision

Veteran public company expertise & support

Supported by industry-leading infrastructure expansion capabilities

Highly experienced independent board



JASON LES
CEO & BOARD MEMBER
BENJAMIN YI
EXECUTIVE CHAIRMAN
JEFF MCGONEGAL
CFO
MEGAN BROOKS
COO
WILLIAM JACKMAN
GENERAL COUNSEL
RYAN WERNER
VP FINANCE
PHIL MCPHERSON
VP CAPITAL MARKETS
CHAD HARRIS
CEO, WHINSTONE US
LYLE THERIOT
COO, WHINSTONE US
ASHTON HARRIS
CTO, WHINSTONE US
DAVID SCHATZ
VP OPERATIONS, WHINSTONE US
HUBERT MARLEAU
LEAD INDEPENDENT DIRECTOR
HANNAH CHO
INDEPENDENT DIRECTOR
LANCE D'AMBROSIO
INDEPENDENT DIRECTOR

Supported by team of 180+ employees with expertise in construction, deployment, procurement, etc.

# RELEVANT FINANCIAL HIGHLIGHTS

### TOTAL REVENUE ($MM)



$250
$200
$150
$100
$50
$0
$12.1
$213.2
2020 FY
2021 FY

### BITCOIN MINED



4000
3000
2000
1000
0
1033
3812
2020 FY
2021 FY

### EARNINGS PER SHARE



$0.30
$0
($0.10)
($0.20)
($0.30)
($0.40)
2020 FY
2021 FY
($0.30)
($0.08)

### ADJUSTED EBITDA ($MM)[1]



100
75
50
25
0
(25)
2020 FY
($6.3)[2]
$82.4[3]
2021 FY

(1) Non-GAAP financial measure (definition and/or reconciliation in Appendix on slide 28). Adjusted EBITDA is provided in addition to, and should not be considered to be a substitute for, or superior to, the comparable measure under U.S. GAAP; (2) Does not include adjustment for $0.9 million cryptocurrency impairment charge; (3) Does not include adjustment for $36.5 million cryptocurrency impairment charge.

RIOT

Riot Blockchain, Inc.
CONTACT: ir@riotblockchain.com

# Appendix

# ILLUSTRATIVE MINING BUILD

| | | 2022E | 2023E | 2024E | TOTAL OVER FIRST 3 YEARS OF LIFESPAN |
|---|---|---|---|---|---|
| Single S19 Pro | BTC Mined | 0.14 | 0.08 | 0.04 | 0.26 |
| | Direct Costs | $922 | $922 | $922 | $2,767 |
| 100 MW Building (~28,000 miners) | BTC Mined | 3,894 | 2,374 | 1,200 | 7,468 |
| | Direct Costs | $26,352,000 | $26,352,000 | $26,352,000 | $79,056,000 |

**Note:** Assumes linear growth in network hashrate with year-end targets of 198, 334, 537, and 623 EH/s in 2021, 2022, 2023, and 2024, respectively. Assumes block reward of 6.25 BTC and 0 transaction premium through April 2024, then halves the block reward to 3.125 BTC and 0 transaction premium in May 2024. Assumes S19 Pro performance of 110 TH/s at 3,500 W. Assumes power cost of $0.025 c/kWh and infrastructure operating cost of $0.005 per kWh. Assumes no increase in direct costs.

# ELECTRICAL INFRASTRUCTURE
## THE BACKBONE OF THE THE DIGITAL ECONOMY


High
Voltage
Cables
Panel
Box
ASIC Miner
BITCOIN
Medium Voltage
Transformer
Padmount
Transformer
Power
Distribution
Unit
Power Supply

# SECURING CRITICAL COMPONENTS
## FOR 700 MW WHINSTONE BUILDOUT

| | REQUIRED UNITS | PURCHASED UNITS | DELIVERED UNITS | UNITS INSTALLED |
|---|---|---|---|---|
| High Voltage Transformers | 7 | 7 | 7 | 7 |
| Medium Voltage Transformers | 284 | 284 | 284 | 192 |
| Medium Voltage Cables | 89,400 | 89,400 | 77,400 | 71,200 |
| Low Voltage Cables | 1,662,600 | 1,662,600 | 1,355,700 | 1,051,110 |
| Medium Voltage Switchgear | 38 | 38 | 36 | 24 |
| Low Voltage Panel Boards | 944 | 944 | 906 | 896 |
| Power Distribution Unit | 14,388 | 14,388 | 11,124 | 10,884 |

# ACQUISITION OF ESS METRON

On December 1, 2021, Riot acquired ESS Metron, a premier provider of highly-engineered electrical equipment solutions, for approximately $50 million[1]

Over **sixty years** of experience and a **leading supplier** to third-parties

**De-risks** procurement of **mission-critical** infrastructure

Enhances Riot's **competitive position** across the electrical supply chain

Critical component in developing Riot's **customized immersion-cooling technology**

***ESS Metron is a key provider of many of the critical Bitcoin mining components highlighted on page 25.***

(1) Consisting of up to 715,413 shares of Riot common stock and $25 million in cash.

# KEY ASSUMPTIONS TO
## "2ND BENEFIT IN ACTION: SUPERIOR FINANCIAL...

**OVERALL ASSUMPTIONS**

- Timing: 10-year forecast with starting date of 1/1/22 with halvings estimated to occur in May 2024 and May 2028
- Network: Starting network hash rate of 200 EH/s increasing by 10 EH/s, except for months when a halving occurs. When a halving occurs, it is assumed that network hash rate declines by 25%. Block reward of 6.25 bitcoins through April 2024, 3.125 bitcoins from May 2024 through April 2028, and 1.5625 bitcoins from May 2028 through December 2031. No transaction fees. Constant bitcoin price
- Miners: 110 TH/s and 3,500 W per miner. Constant miner pricing of $6,250 per unit
- Operating Costs: $0.005 / kWh

**VERTICAL INTEGRATION**

- Infrastructure and Miner Capex: ~$209 million, comprised of ~28,570 miners at $6,250 per unit and 100 MW of electrical infrastructure at $30 million
- Power Cost: $0.025 / kWh

**NON-VERTICALLY INTEGRATED**

- Infrastructure and Miner Capex: ~$209 million, comprised of ~33,370 miners at $6,250 per unit
- Fixed Hosting Fee: $0.045 / kWh
- Expedite Fees: One-time upfront investment of ~$190 per miner, roughly consistent with per unit fee as recently disclosed in peer's May 2021 hosting agreement
- Construction Bridge Loan: 18-month, 0% interest, bridge loan provided to hosting partner of ~$920 per miner for construction of electrical infrastructure, roughly consistent with per unit amount as recently disclosed in peer's May 2021 hosting agreement

# NON-GAAP FIGURE RECONCILIATION

(IN THOUSANDS)

| EBITDA COMPUTATION | 2021 FY | 2020 FY |
|---|---|---|
| **NET INCOME (LOSS)** | **$(7,926)** | **$(12,667)** |
| Interest (income) expense | 296 | (85) |
| Income tax expense (benefit) | 254 | - |
| Depreciation and amortization | 26,324 | 4,494 |
| **EBITDA** | **$18,948** | **$(8,258)** |
| **ADJUSTMENTS:** | | |
| Stock-based compensation expense | 68,491 | 3,407 |
| **Non-cash/non-recurring operating expense:** | | |
| Acquistion related costs | 21,198 | - |
| Change in fair value of derivative asset (gain) loss | (12,112) | - |
| Change in fair value of contingent consideration (gain) loss | 975 | - |
| Realized (gain) on sale/exchange of long-term investment | (26,260) | - |
| Unrealized loss (gain) on marketable equity securities | 13,655 | - |
| Reversal of registration rights penalty | - | (1,358) |
| (Gain) on sale of equipment | - | (29) |
| Other (income) expense | (2,378) | 6 |
| **Other revenue, (income) expense items:** | | |
| License fees | (97) | (97) |
| **ADJUSTED EBITDA** | **$82,420** | **$(6,329)** |

Adjusted EBITDA is a financial measure defined as our EBITDA, adjusted to eliminate the effects of certain non-cash and/or non-recurring items, that do not reflect our ongoing business operations. Adjusted EBITDA represents net income before interest, taxes, depreciation, amortization and certain non-cash, non-recurring and other adjustment items. The adjustments include fair value adjustments such as derivative power contract adjustments, equity securities value changes, and non-cash stock-based compensation expense, in addition to financing and legacy business income and expense items. Following industry comments from the SEC in late 2021, we modified our methodology to no longer adjust for impairment, or realized gains/losses on sales, of cryptocurrencies as of December 31, 2021. Adjusted EBITDA is provided in addition to, and should not be considered to be a substitute for, or superior to, the comparable measure under U.S. GAAP.

# ESG Focus

# BITCOIN MINING:
# ENERGY USE


31.3%
Global Energy Production
68.7%
ENERGY CONSUMPTION
UNUSED ENERGY

**76% of Bitcoin miners utilize renewable energy** as a part of their energy mix, with renewable energy accounting for ~40% of overall energy mix[1]

Bitcoin miners are incentivized to minimize their power costs and seek out under-utilized renewables infrastructure


0.2%
Total Unused Energy
99.8%
BTC ENERGY CONSUMPTION
REMAINING UNUSED ENERGY

Source: https://ourworldindata.org/energy-production-consumption. University of Cambridge Centre for Alternative Finance Bitcoin Electricity Consumption Index.

## BITCOIN MINING:
# ENABLING THE ENERGY TRANSITION

Solar and wind are the least expensive energy sources in the world; however, they are also an intermittent power supply

Many new solar and wind deployments are limited or delayed due to grid congestion caused by their intermittent nature

Grid congestion from intermittent supply can be alleviated through congruent intermittent demand

Bitcoin mining operations provide the intermittent demand that allows additional supply to enter the market and stabilize the grid

**Bitcoin mining serves as a complementary technology for clean energy production and storage**

Source: Bitcoin Clean Energy Initiative.

# Bitcoin 101

# WHAT IS BITCOIN?

Decentralized – it is not controlled by any government, entity, or person (as compared to fiat currencies)

The data structure (blockchain) serves as the public ledger of all transactions

Dominant cryptocurrency with a US $735 billion global market capitalization[1]

Sound money, with a supply of only 21 million coins coded into its supply schedule

The strongest, most secure, and most decentralized network of all cryptocurrencies

(1) Coinmarketcap.com as of 3/8/22.

# BITCOIN MINING:
# THE PROCESS

Repeatedly guessing inputs into an algorithm until the desired output is observed

- Bitcoin transactions are pooled together in a "block"
- Once a block is formed, miners compete to solve it, which is difficult to do but simple to verify
- After it is solved, the transactions are "verified" by the network
- The new block of verified transactions is attached to a chain of prior blocks ("blockchain")
- For solving the puzzle, miners are rewarded with Bitcoin, which occurs every 10 minutes, on average

Currently, the reward is 6.25 BTC per block solved, totaling approximately 900 BTC per day network-wide

# BITCOIN MINING:
# PROFITABILITY DRIVERS

**Annual Mining Profitability =**

$$\left[\left(\frac{\text{Riot's Hash Rate}}{\text{Network Hash Rate}}\right) \times \left(\text{Price of BTC}\right) \times \left(\left(\text{6.25 Block Reward}\right) + \left(\text{Transaction Premium}\right)\right) \times \left(\text{52,560 Blocks per Year}\right)\right] - \left[\left(\text{Price of Miners}\right) + \left(\text{Cost of Electricity}\right) + \left(\text{Riot's Corporate Expenses}\right)\right]$$

### WHAT RIOT CONTROLS

- ✓ Riot's hash rate
- ✓ Cost of electricity
- ✓ Corporate expenses

### WHAT RIOT DOESN'T CONTROL

- ✗ Network hash rate
- ✗ Price of BTC
- ✗ Block rewards & # of blocks per year
- ✗ Price of miners

# BITCOIN "HALVING" OVERVIEW

Bitcoin's fixed supply schedule is driven by programmatic changes in the block reward; every 210,000 blocks (roughly every four years) the block reward is reduced by 50% (i.e., "halving"). Following each halving, Bitcoin miners receive half the Bitcoin block per block mined.

## HISTORICAL BITCOIN PRICE AND "HALVINGS"



BTC PRICE
(LOGARITHMIC SCALE)
100,000
10,000
1,000
100
10
1
JAN-12
JAN-13
JAN-14
JAN-15
JAN-16
JAN-17
JAN-18
JAN-19
JAN-20
JAN-21
JAN-22
JAN-23
JAN-24

All else being equal, this results in a reduction of mining revenue. The halving mechanism results in an ever-decreasing issuance rate of Bitcoin as the supply asymptotically approaches its maximum supply of 21 million, currently estimated by July 2141. Following each historical halving, Bitcoin has experienced significant price appreciation in the ensuing 18 months.

# GLOSSARY

**BITCOIN (BTC)** a type of digital currency in which a record of transactions is maintained and new units of currency are generated by the computational solution of mathematical problems, and which operates independently of a central bank; a unit of Bitcoin

**BLOCKCHAIN** a system in which a record of transactions made in Bitcoin or another cryptocurrency is maintained across several computers that are linked in a peer-to-peer network

**BLOCK** a file that contains a "permanent" record of transactions

**MINING** the processing of transactions in the digital currency system, in which the records of current Bitcoin transactions, known as a blocks, are added to the record of past transactions, known as the blockchain

**HASH RATE** the measure of a miner's performance; number of calculations a miner can perform in 1 second as it works to solve the block

**BLOCK REWARD** the amount of Bitcoin awarded for successfully mining / verifying a block

avg. # of BTC mined each day
=
(Block Reward) x (6x/hr) x (24 hrs/day)

---

(6.25 BTC/Block) x (6x/hr) x (24hrs/day)
=
900 BTC mined each day on avg.